SIGNATURES

      Pursuant to the requirements of the Securities Act and the Investment Company Act, Excelsior Venture Partners III, LLC has duly caused the Registration Statement on Form N-2 of Excelsior Venture Investors III, LLC (File No. 333-38550) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on this, the 6th day of June, 2000.

                                    EXCELSIOR VENTURE PARTNERS III, LLC


                                    By: /s/ David I. Fann
                                        ---------------------------------
                                        David I. Fann, Co-Chief Executive
                                        Officer and President
                                        (principal executive officer)


      Each person whose signature appears below hereby appoints David I. Fann his true and lawful attorney-in-fact, with full power of such attorney-in-fact to sign on his behalf, individually and in each capacity stated below, any and all amendments (including post-effective amendments) to the Registration Statement of Excelsior Venture Investors III, LLC and to file the same, with all exhibits thereto, with the Securities and Exchange Commission.

      Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


       Signature                         Title                       Date
       ---------                         -----                       ----

/s/ David I. Fann               Co-Chief Executive Officer        June 6, 2000
---------------------------     and President
    David I. Fann               (principal executive officer)


/s/ Douglas A. Lindgen          Co-Chief Executive Officer        June 6, 2000
---------------------------     and Chief Investment Officer
    Douglas A. Lindgren         (principal financial and
                                accounting officer)


/s/ Gene M. Bernstein           Manager                           June 6, 2000
---------------------------
    Gene M. Bernstein


/s/ John C. Hover II            Manager                           June 6, 2000
---------------------------
    John C. Hover, II


/s/ Victor F. Imbimbo, Jr.      Manager                           June 6, 2000
---------------------------
    Victor F. Imbimbo, Jr.


/s/ Stephen V. Murphy           Manager                           June 6, 2000
---------------------------
    Stephen V. Murphy